UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 18, 2000

                            HYPERDYNAMICS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                              000-25496              87-0400335
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                         2656 South Loop West, Suite 103
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 660-9771
              (Registrant's telephone number, including area code)


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Item  4.  Changes  in  Registrant's  Certifying  Accountant

     John B. Evans II audited the financial statements of the Company for the years ended June 30, 1999 and 1998. The Board of Directors of HyperDynamics Corporation determined that it would be in the best interests of the Company to engage a new auditor who was a member of the SEC Practice Section of the AICPA and subject to the peer review requirements of the AICPA SEC Practice Section. John B. Evans II was dismissed on April 18, 2000. Simultaneously the Company engaged Malone & Bailey, PLLC as the new independent auditor.

     There were no disagreements between the Company and John B. Evans II whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since July 1, 1999, and through the present, there were no reportable events requiring disclosure. The Company has authorized John B. Evans II to respond fully to inquiries from Malone & Bailey, PLLC regarding the disclosure in this Form 8-K.

     The report of John B. Evans II for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at their request.

     During the Company's two most recent fiscal year, and since then, John B. Evans II has not advised the Company that any of the following exist or are applicable:

         (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

         (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

         (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.


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     Prior  to  the engagement of Malone & Bailey, PLLC as independent auditors, the Company had not consulted Malone & Bailey, PLLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     John B. Evans II has provided a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-B Item 304 as to whether John B. Evans II agrees with the disclosure in this Form 8-K. This letter is attached hereto as Exhibit 16.1.

     The Company has provided the disclosure in this Form 8-K to Malone & Bailey, PLLC and has given Malone & Bailey, PLLC an opportunity to provide a letter addressed to the Securities and Exchange Commission if desired.

Item  7.     Exhibit  16.1     Letter  on  change  in  certifying  accountant

                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HYPERDYNAMICS  CORPORATION
                                           _______________________________

Date:  April  20,  2000                    By:  /s/  Kent  Watts
                                           Kent  Watts,  President


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